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                                                                    Exhibit 23.2

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18411) of Brilliant Digital Entertainment, Inc. of our report dated March 18,1998 appearing on page 33 of this Annual Report on Form 10-K.

                                                       Price Waterhouse LLP

Los Angeles, California
March 25, 1998